FIRST MIRAGE, INC.
                    333 Sandy Springs Circle
                          Suite 230
                     Atlanta, GA  30328
           (404) 257-9150      FAX (404) 257-9125



Via Email
ceo@nmxs.com

August 21, 2003


Mr. Richard Govatski
President/CEO
New Mexico Software, Inc.
5041 Indian School NE
Albuquerque, NM 87110

Dear Mr. Govatski:

This letter agreement (Agreement) confirms the understanding and agreement between First Mirage, Inc. (Consultant or First Mirage) and NMXS, Inc. (Company or NMXS) as follows:

  1. The Company wishes to engage First Mirage to provide consulting services and First Mirage is willing to provide such services. First Mirage will provide the consulting services for a period of one year commencing on the date that both parties have signed this Agreement.

  2. First Mirage shall provide the following consulting services to the company:

     a) Advice concerning the company's capital structure; this will be on an "as needed" basis. Corporate finance issues including: valuation analysis, timing of capital events, capital structure, public offering strategy, merger and acquisition strategy, and investment bank evaluation and selection.

     b) Advice concerning the effect on the securities markets of proposed capital transactions.

     c) To advise in the evaluation, selection and recruitment of the Company's Board of Directors and its Advisory Board, and the establishment of procedures and processes for Board review and action. The term will be for one year.

     d) To advise in the evaluation, selection and recruitment of its management team. Executive coaching and mentoring to management.

     e) To advise in the evaluation, selection and recruitment of professional advisors, including accounting advisors.

     f) We are going to communicate by phone, email and face to face meetings on a variety of financial subjects at the request of the company. The consulting term for the above will be for one year.

  3. As compensation for the consulting services to be rendered by First Mirage as set forth herein, the Company will issue to First Mirage 1,000,000 warrants exercisable for a period of five years from the date hereof at $.08 per warrant (the "Warrants"). The Warrants shall be cashless exercise if, but only if, at any time after one year from the date hereof that the underlying common stock is not freely tradable pursuant to an effective registration statement with a current prospectus available. The form of the Warrants is attached hereto as Exhibit A. In connection with the issuance of the Warrants, First Mirage hereby represents and warrants to the Company as follows:

     a) It is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     b) It understands that the Warrants have not been registered pursuant to the Securities Act, or any state securities act, and thus are "restricted securities" as defined in Rule 144 promulgated by the SEC.

     c) It acknowledges that the Warrants are being purchased for its own account, for investment, and not with the present view towards the distribution, assignment, or resale to others or fractionalization in whole or in part. First Mirage further acknowledges that no other person has or will have a direct or indirect beneficial or pecuniary interest in the Warrants.

     d) It acknowledges that it will not sell, assign, hypothecate, or otherwise transfer any rights to, or any interest in, the Warrants except (i) pursuant to an effective registration statement under the Securities Act, or (ii) in any other transaction which, in the opinion of counsel acceptable to the Company, is exempt from registration under the Securities Act, or the rules and regulations of the SEC thereunder. First Mirage also acknowledges that an appropriate legend will be placed upon each of the certificates representing the Warrants stating that the Warrants have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale of the Warrants.

    e) It has been furnished (i) with all requested materials relating to the business, finances, and operations of the Company; (ii) with information deemed material to making an informed investment decision; and (iii) with additional requested information necessary to verify the accuracy of any documents furnished to it by the Company. The undersigned representative of First Mirage has been afforded the opportunity to ask questions of the Company and its management and to receive answers concerning the terms and conditions of the issuance of the Warrants.

    f) The undersigned representative of First Mirage has received or had access to: (i) the Company's annual report on Form 10-KSB for the year ended December 31, 2002; (ii) the Company's quarterly reports on Form 10-QSB for the quarters ended March 31, 2003, and June 30, 2003; and (iii) each other filing made by the Company with the SEC. Such person has relied upon the information contained therein and has not been furnished any other documents, literature, memorandum, or prospectus.

    g) The undersigned representative of First Mirage, has such knowledge and experience in business and financial matters that he is capable of evaluating the risks of the prospective transaction involving the Warrants, and that the financial capacity of First Mirage is of such proportion that the total cost of its commitment in the Warrants would not be material when compared with its total financial capacity.

    h) It did not enter into this Agreement as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting.

    i) All communications concerning the transaction set forth in this Agreement and the issuance of the Warrants made to the undersigned by the Company, or on its behalf by its duly authorized representative(s), have been made only in the State of Georgia.

    j) The undersigned representative of First Mirage has a preexisting personal or business relationship with the Company or one of its officers, directors, or controlling persons, or, by reason of his business or financial experience, First Mirage has the capacity to protect its own interests in connection with the acquisition of the Warrants.

  4. The Company hereby grants to First Mirage the following piggy-back registration rights in connection with the shares of common stock underlying the Warrants:

     a)Whenever the Company shall propose to file a registration statement under the Securities Act on a form which permits the inclusion of the shares of common stock underlying the Warrants (the "Shares") for resale (the "Registration Statement"), it will give written notice to First Mirage at least fifteen
       (15) business days prior to the anticipated filing thereof, specifying the approximate date on which the Company proposes to file the Registration
       Statement and the intended method of distribution in connection therewith, and advising First Mirage of its right to have any or all of the Shares then held by it included among the securities to be covered by the Registration Statement (the "Piggy-Back
       Rights"). The Company shall use its best efforts to maintain the effectiveness of the Registration
       Statement for such time during which the Warrants are exercisable, or until all of the Shares are resold or qualify for resell under Rule 144, whichever shall first occur.

     b) Subject to Section (d) and Section (e) hereof, in the event that First Mirage has and shall elect to utilize the Piggy-Back Rights, the Company shall include in the Registration Statement the number of the Shares identified by First Mirage in a written request (the "Piggy-Back Request") given to the Company not later than ten (10) business days prior to the proposed filing date of the Registration
       Statement. The Shares identified in the Piggy-Back
       Request shall be included in the Registration
       Statement on the same terms and conditions as the other shares of common stock included in the Registration Statement.

     c) First Mirage shall not have Piggy-Back Rights with respect to (i) a registration statement on Form
       S-4 or Form S-8 or Form S-3 (with respect to dividend reinvestment plans and similar plans) or any successor forms thereto, (ii) a registration statement filed in connection with an exchange offer or an offering of securities solely to existing stockholders or employees of the Company, (iii) a registration statement filed in connection with an offering by the Company of securities convertible into or exchangeable for Common Stock, and (iv) a registration statement filed in connection with private placement of securities of the Company
       (whether for cash or in connection with an acquisition by the Company or one of its subsidiaries).

     d) If the lead managing underwriter selected by the Company for an underwritten offering for which Piggy-Back Rights are requested determines that marketing or other factors require a limitation on the number of shares of common stock to be offered and sold in such offering, then (i) such underwriter shall provide written notice thereof to each of the Company and First Mirage, and (ii) there shall be included in the offering, first, all shares of common stock proposed by the Company to be sold for its account (or such lesser amount as shall equal the maximum number determined by the lead managing underwriter as aforesaid) and, second, only that number of Shares requested to be included in the Registration Statement by First Mirage that such lead managing underwriter reasonably and in good faith believes will not substantially interfere with (including, without limitation, adversely affect the pricing of) the offering of all the shares of common stock that the Company desires to sell for its own account.

     e) The granting of the Piggy-Back Rights shall not create any liability on the part of the Company to First Mirage if the Company for any reason should decide not to file a Registration Statement for which Piggy-Back Rights are available or to withdraw such Registration Statement subsequent to its filing, regardless of any action whatsoever that First Mirage may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

     f) As a condition to providing Piggy-Back Rights, the Company may require First Mirage to furnish to the Company in writing such information regarding the proposed distribution by First Mirage as the Company may from time to time reasonably request.


     g) Except as set forth below, the Company shall bear all expenses of the Registration Statement.
       First Mirage will be individually responsible for payment of its own legal fees (if First Mirage retains legal counsel separate from that of the Company), underwriting fees and brokerage discounts, commissions and other sales expenses incident to any registration of the Shares to be sold by First
       Mirage.

     h)The Piggy-Back Rights granted pursuant to this Agreement are not assignable or transferable by First Mirage without the prior written consent of the Company.

  5. The Company will reimburse First Mirage, upon request, for its reasonable expenses (including, without limitation, travel expenses and professional and legal fees) incurred in connection with its engagement hereunder. First Mirage agrees not to incur reimbursable expenses on behalf of the Company without prior written approval by the Company.

  6. Except as required by applicable law or pursuant to an order entered or subpoena issued by a court of competent jurisdiction, First Mirage will keep confidential all material non-public information provided to it by the Company, and will not disclose such information to any third party, other than its employees and advisors that are involved in providing services to the Company hereunder who likewise agree to maintain the confidentiality of such material non-public information. This provision shall survive the termination of the Agreement. First Mirage acknowledges that the remedy of damages may be inadequate to protect the interests of the Company in the event of breach or threatened breach of this Agreement. Accordingly, First Mirage acknowledges the availability and propriety of injunctive or other equitable relief to the Company in addition to any other remedy at law that may be available to the Company.

  7. It is the policy and practice of First Mirage to receive indemnification when it is acting as an advisor on behalf of its clients. Accordingly, the Company and First Mirage agree to the indemnification and other provisions set forth in Schedule I.

  8.This  Agreement supersedes all prior agreements  between the parties concerning the subject matter hereof. This Agreement may be modified only with a written instrument duly executed by each of the parties. No waiver by any party of any breach of this Agreement will be deemed to be a waiver of any proceeding or succeeding breach. This Agreement may be executed in more than one counterpart, each of which will be deemed to be an original, or by facsimile or electronic signature,  and  all  such counterparts  together  will
     constitute but one and the same instrument. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provisions of this Agreement, which will remain in full force and effect. This contract shall inure to the benefit of the parties hereto, their heirs, administrators and successors in interest. This Agreement shall not be assignable by either party hereto without the prior written consent of the other.

  9. This Agreement will be governed by the internal laws of the state of Georgia. Any proceeding related to or arising out of the engagement of First Mirage pursuant to this Agreement may, at the sole option of First Mirage, be commenced, prosecuted or continued in any court of the State of Georgia located in Fulton County or in the United States District Court for the Northern District of Georgia. The Company and First Mirage waive all rights to trial by jury in any such proceeding.

  10. Both the Company and the Consultant agree that the Consultant will act as an independent contractor in the performance of his duties under this Agreement. Nothing contained in this Agreement shall be construed to imply that Consultant, or any employee, agent or other authorized representative of Consultant, is a partner, joint venturer, agent, officer or employee of the Company. Neither party hereto shall have any authority to bind the other in any respect vis a vis any third party, it being intended that each shall remain an independent contractor and responsible only for its own actions.

  11. All notices, requests, demands, and other communications under this Agreement shall be in writing, sent either by hand delivery, facsimile, or overnight mail, and notice is given for the purposes of this Agreement upon receipt by the receiving party.

     If to the Company:       New Mexico Software, Inc.
                         5041 Indian School NE
                         Albuquerque, NM  87110
                         Telephone:  (505) 255 1999
                         Facsimile:   (505) 255 7201
                         Attn:  CEO

     With a copy to:          Ronald N. Vance
                         Attorney at Law
                         57 West 200 South
                         Suite 310
                         Salt Lake City, UT 84101
                         Telephone:  (801) 359-9300
                         Facsimile:   (801) 359-9310

     If to Consultant:        First Mirage, Inc.
                         333 Sandy Springs Circle
                         Atlanta, GA  30328
                         Telephone:  (404) 257-9150
                         Facsimile:    (404) 257-9125
                          Attn:  David A. Rapaport,  General
Counsel

If the foregoing correctly sets forth the understanding and agreement between First Mirage and the Company, please so indicate in the space provided for that purpose below, whereupon this letter will constitute a binding agreement as of the date hereof.

                           First Mirage, Inc.


                           By: /s/ Alex Cherepakhov
                              ---------------------
                           Alex Cherepakhov, Vice President


Date:08/21/2003

AGREED:

New Mexico Software, Inc.


By: /s/ Richard Govatski
   --------------------------------
    Richard Govatski, President/CEO

Date: 08/21/2003






                          Schedule I
                       Indemnification

  1.The Company will:

    (a) indemnify First Mirage and hold it harmless against any and all losses, claims, damages or liabilities to which First Mirage may become subject arising in any manner out of or in connection with the rendering of services by First Mirage hereunder (including any services rendered prior to the date hereof) or the rendering of additional services by First Mirage as requested by the Company that are related to the services rendered hereunder, unless it is finally judicially determined that such losses, claims, damages or liabilities resulted directly from the gross negligence or willful misconduct of First Mirage; and

    (b) reimburse First Mirage promptly for any reasonable legal or other expenses reasonably incurred by it in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any lawsuits, investigations, claims or other proceedings arising in any manner out of or in connection with the rendering of services by First Mirage hereunder or the rendering of additional services by First Mirage as requested by the Company that are related to the services rendered hereunder (including, without limitation, in connection with the enforcement of this Agreement and the indemnification obligations set forth herein); provided, however, if it is finally judicially determined that such losses, claims, damages or liabilities resulted directly from the gross negligence or willful misconduct of First Mirage; then First Mirage will remit to the Company any amounts reimbursed under this subparagraph 1(b).

    The   Company   agrees  that  the  indemnification   and
     reimbursement commitments set forth in this paragraph 1 will apply whether or not First Mirage is a formal party to any such lawsuits, investigations, claims or other proceedings and that such commitments will extend upon the terms set forth in this paragraph to any controlling person, affiliate, shareholder, member, director, officer, employee or consultant of First Mirage (each, with First Mirage, an "Indemnified Person"). The Company further agrees that, without
     First Mirage's prior written consent (which consent will not be unreasonably withheld), it will not enter into any settlement of a lawsuit, claim or other proceeding arising out of the transactions contemplated by this Agreement (whether or not First Mirage or any other Indemnified Person is an actual or potential party to such lawsuit, claim or proceeding) unless such settlement includes an explicit and unconditional release from the party bringing such lawsuit, claim or other proceeding of all Indemnified Persons.

    The Company further agrees that the Indemnified Persons are entitled to retain separate counsel of their choice in connection with any of the matters in respect of which indemnification, reimbursement or contribution may be sought under this Agreement.

  2. The Company and First Mirage agree that if any indemnification or reimbursement sought pursuant to the preceding paragraph 1 is judicially determined to be unavailable, then the Company will contribute to the losses, claims, damages, liabilities and expenses for which such indemnification or reimbursement is held unavailable (i) in such proportion as is appropriate to reflect the relative economic interests of the Company on the one hand, and First Mirage on the other hand, in connection with the transaction or event to which such indemnification or reimbursement relates, or (ii) if the allocation provided by clause (i) above is judicially determined not to be permitted, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative faults of the Company on the one hand, and First Mirage on the other hand, as well as any other equitable considerations; provided, however, that in no event will the amount to be contributed by First Mirage pursuant to this paragraph exceed the value of the compensation actually received by First Mirage hereunder.

  3.First Mirage will:

    (a) indemnify the Company and hold it harmless against any and all losses, claims, damages or liabilities to which the Company may become subject arising in any manner out of or in connection with the rendering of services by First Mirage hereunder (including any services rendered prior to the date hereof) or the rendering of additional services by First Mirage as requested by the Company that are related to the services rendered hereunder, unless it is finally judicially determined that such losses, claims, damages or liabilities resulted directly from the gross negligence or willful misconduct of the Company; and

    (b) reimburse the Company promptly for any reasonable legal or other expenses reasonably incurred by it in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any lawsuits, investigations, claims or other proceedings arising in any manner out of or in connection with the rendering of services by First Mirage hereunder or the rendering of additional services by First Mirage as requested by the Company that are related to the services rendered hereunder (including, without limitation, in connection with the enforcement of this Agreement and the indemnification obligations set forth herein); provided, however, if it is finally judicially determined that such losses, claims, damages or liabilities resulted directly from the gross negligence or willful misconduct of the Company; then the Company will remit to First Mirage any amounts reimbursed under this subparagraph 3(b).

      First Mirage agrees that the indemnification and reimbursement commitments set forth in this paragraph 3 will apply whether or not the Company is a formal party to any such lawsuits, investigations, claims or other proceedings and that such commitments will extend upon the terms set forth in this paragraph to any controlling person, affiliate, shareholder, member, director, officer, employee or consultant of the Company (each, with the Company, an "Indemnified Person"). First Mirage further agrees that, without the Company's prior written consent (which consent will not be unreasonably withheld), it will not enter into any settlement of a lawsuit, claim or other proceeding arising out of the transactions contemplated by this Agreement (whether or not the Company or any other Indemnified Person is an actual or potential party to such lawsuit, claim or proceeding) unless such settlement includes an explicit and unconditional release from the party bringing such lawsuit, claim or other proceeding of all Indemnified Persons.

      First Mirage agrees that the Indemnified Persons are entitled to retain separate counsel of their choice in connection with any of the matters in respect of which indemnification, reimbursement or contribution may be sought under this Agreement.

  4.First   Mirage  and  the  Company  agree  that  if   any
     indemnification or reimbursement sought pursuant to the preceding paragraph 3 is judicially determined to be unavailable, then First Mirage will contribute to the losses, claims, damages, liabilities and expenses for which such indemnification or reimbursement is held unavailable (i) in such proportion as is appropriate to reflect the relative economic interests of First Mirage on the one hand, and the Company on the other hand, in connection with the transaction or event to which such indemnification or reimbursement relates, or (ii) if the allocation provided by clause (i) above is judicially determined not to be permitted, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative faults of the First Mirage on the one hand, and the Company on the other hand, as well as any other equitable considerations; provided, however, that in no event will the amount to be contributed by First Mirage pursuant to this paragraph exceed the value of the compensation actually received by First Mirage hereunder.

  5.Nothing  in  this  Agreement, expressed or  implied,  is intended to confer or does confer on any person or entity other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement or as a result of the services to be rendered by First Mirage hereunder. The parties acknowledge that First Mirage is not acting as an agent of the Company or in a fiduciary capacity with respect to the Company and that First Mirage is not assuming any duties or obligations other than those expressly set forth in this Agreement. The Company further agrees that neither First Mirage nor any of its controlling persons, affiliates, directors, officers, employees or consultants will have any liability to the Company or any person asserting claims on behalf of or in right of the Company for any losses, claims, damages, liabilities or expenses arising out of or relating to this Agreement or the services to be rendered by First Mirage hereunder, unless it is finally judicially determined that such losses, claims, damages, liabilities or expenses resulted directly from the gross negligence or willful misconduct of First Mirage.

  6. The provisions of this Schedule I shall survive any expiration or termination of this Agreement or First Mirage's engagement hereunder; provided however, that no claims under this indemnification provision shall be first made more than one hundred twenty (120) days following the termination or expiration of this Agreement.